Exhibit 10.61.(b)

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of March 22, 2007 (this “Agreement”), among SPANSION LLC, a Delaware limited liability company (the “Borrower”), SPANSION INC., a Delaware corporation (“Holdings”), the Lenders (such capitalized term and all other capitalized terms not otherwise defined herein to have the meanings provided in the recitals and in Article I below) who are signatories to this Agreement, the Additional Lenders that are signatories to this Agreement, and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders.

W I T N E S S E T H:

WHEREAS, the Borrower, the lenders from time to time party thereto, and the Administrative Agent have entered into a Credit Agreement dated as of November 1, 2006, (as amended or otherwise modified to but excluding the effective date of this Agreement, the “Existing Credit Agreement”);

WHEREAS, Holdings and the Borrower have requested that the Lenders agree to amend the Existing Credit Agreement as hereinafter set forth to (a) amend the Consolidated Leverage Ratio covenant under Section 7.11 of the Credit Agreement as set forth herein, and (b) make certain other changes as provided herein;

WHEREAS, the Lenders signatory to this Agreement are, on the terms and conditions stated below, willing to grant the request of Holdings and the Borrower;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each party to this Agreement agrees as follows:

ARTICLE I

DEFINITIONS

1.01     Definitions.    The following terms when used in this Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

“Credit Agreement” means the Existing Credit Agreement as amended hereby and as otherwise amended, restated or modified from time to time.

“First Amendment Effective Date” means the date on which the conditions precedent to the effectiveness of this Agreement as specified in Article III herein have been satisfied.

1.02    Other Definitions.    Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

1.03    Other Interpretive Provisions.    The rules of construction in Sections 1.02 to 1.06 of the Credit Agreement shall be equally applicable to this Agreement.

First Amendment to Credit Agreement

ARTICLE II

AMENDMENTS

Subject to the satisfaction of the conditions precedent set forth in Article III below, from and after the First Amendment Effective Date, the Existing Credit Agreement is amended as follows:

2.01    Amendments to Section 1.01 of the Credit Agreement.    The definition of “SP1 Facilities” in Section 1.01 of the Existing Credit Agreement is hereby deleted and the following new definition is inserted in place thereof:

“SP1 Facilities” means those certain fabrication facilities located in Aizu-Wakamatsu, Japan and owned by Spansion Japan Limited.

2.02    Amendment to Section 7.02(j).    Section 7.02(j) of the Credit Agreement is hereby amended by inserting after the words “leased or financed” in clause (ii) thereof the words “and any other assets of Spansion Japan Limited”.

2.03    Amendment to Section 7.09.    Section 7.09 of the Credit Agreement is hereby amended by deleting the reference to “Section 7.02(i)” in the eleventh line thereof and inserting in place thereof the reference “Sections 7.02(i) and 7.02(j)”.

2.04    Amendment to Section 7.11(b).    Section 7.11(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(b) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio at any time during any period of four fiscal quarters of Holdings ending on the last day of the fiscal quarters set forth below to be greater than the ratio set forth below opposite such fiscal quarter:

Four Fiscal Quarters Ending	Maximum Consolidated Leverage Ratio
Funding Date through third fiscal quarter 2007	3.00:1.00
Fourth fiscal quarter 2007 through second fiscal quarter 2008	2.75:1.00
Third fiscal quarter 2008 and each fiscal quarter thereafter	2.50:1.00

ARTICLE III

CONDITIONS PRECEDENT

3.01    Conditions of Effectiveness.    This Agreement is subject to the provisions of Section 11.01 of the Credit Agreement, and shall become effective when, and only when, each of the following conditions shall have been satisfied:

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First Amendment to Credit Agreement

(a) Deliveries. The Administrative Agent shall have received all of the following documents, each such document (unless otherwise specified) dated the date of receipt thereof by the Administrative Agent and each in form and substance satisfactory to the Administrative Agent:

(i) counterparts of this Agreement executed by (A) the Borrower, (B) the Administrative Agent and (C) the Required Lenders; and

(ii) such other approvals, opinions or documents as any Lender through the Administrative Agent may reasonably request.

(b) Payments. The Administrative Agent shall have received payment for the account of the Administrative Agent, payment of the amount of any expenses required to be reimbursed on or before the First Amendment Effective Date pursuant to Section 5.03 hereof; and

(c) Representations and Warranties. The representations and warranties of the Loan Parties contained in Article IV hereof shall be true and correct in all material respects.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

In order to induce the Lenders to enter into this Agreement, each of Holdings and the Borrower, hereby represents and warrants that on and as of the First Amendment Effective Date after giving effect to this Agreement:

4.01    Due Authorization; No Conflict.    The execution and delivery by such Person of this Agreement and the performance by it of this Agreement and the Credit Agreement, as amended by this Agreement, have been duly authorized by all necessary corporate or other organizational action of such Person, and do not and will not: (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law.

4.02    Enforceability.    Each of this Agreement and the Credit Agreement, as amended by this Agreement (including, without limitation, the Guaranty of Holdings), constitutes a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

4.03    Credit Agreement Representations.    The representations and warranties of the Borrower contained in the Credit Agreement are true and correct in all material respects as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

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4.04    No Default.    Immediately before and after giving effect to this Agreement, no Default or Event of Default exists.

ARTICLE V

MISCELLANEOUS

5.01    Loan Document.    This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

5.02    Effect of Agreement.    Except as expressly set forth herein, the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent and Lenders under the Credit Agreement or any other Loan Document, nor shall they constitute a waiver of any Default or Event of Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document. Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to by such amendments. Except as expressly amended herein, the Credit Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof.

5.03    Costs and Expenses.    On the First Amendment Effective Date, the Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Agreement and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of McGuireWoods LLP, as special counsel for the Administrative Agent) in accordance with the Credit Agreement, in each case, which are invoiced to the Borrower on or prior to the First Amendment Effective Date.

5.04    Section Captions.    Section captions used in this Agreement are for convenience of reference only, and shall not affect the construction of this Agreement.

5.05    Counterparts.    This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopier or by other electronic means shall be effective as manual delivery of an executed counterpart hereof.

5.06    Governing Law.    THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

5.07    Guarantors’ Acknowledgement.    Each Guarantor hereby consents and agrees (a) to the terms of this Agreement and the Credit Agreement, as amended and otherwise modified by this Agreement, and (b) that each Loan Document, including, without limitation, each Guaranty, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed, and, without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by the Agreement.

[Signature Pages Follow]

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First Amendment to Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER:

SPANSION LLC, a Delaware limited liability company

By:	/s/ Dario Sacomani
Name: Dario Sacomani Title: CFO

GUARANTORS:

SPANSION INC., a Delaware corporation

By:	/s/ Dario Sacomani
Name: Dario Sacomani Title: CFO

SPANSION TECHNOLOGY, INC.

By:	/s/ Robert C. Melendres
Name: Robert C. Melendres Title: Secretary

SPANSION INTERNATIONAL, INC.

By:	/s/ Dario Sacomani
Name: Dario Sacomani Title: CFO

CERIUM LABORATORIES LLC

By:	/s/ Dario Sacomani
Name: Dario Sacomani Title: CFO & VP

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Ken Puro
Name: Ken Puro Title: Vice President

ALASKA CBNA LOAN FUNDING LLC

By:	/s/ Jason Muelver
Name: Jason Muelver Title: Attorney-in-fact

BISMARCK CBNA LOAN FUNDING LLC

By:	/s/ Jason Muelver
Name: Jason Muelver Title: Attorney-in-fact

GRAND CENTRAL ASSET TRUST, HLD SERIES

By:	/s/ Janet Haack
Name: Janet Haack Title: As Attorney In Fact

GRAND CENTRAL ASSET TRUST, PFV SERIES

By:	/s/ Jason Muelver
Name: Jason Muelver Title: Attorney-in-fact

STICHTING PENSIOENFONDS ABP By: ABP Investments US, Inc., its agent

By:	/s/ Paul Spijkers
Name: Paul Spijkers Title: President/CEO

By:	/s/ Peter Spoken
Name: Peter Spoken Title: CFO/COO

First Amendment to Credit Agreement

AMMC CLO V LIMITED
By:	American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name: David P. Meyer Title: Senior Vice President

AMMC VII LTD
By:	American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name: David P. Meyer Title: Senior Vice President

BANK OF AMERICA TRADE

By:	/s/ Michael Roof
Name: Michael Roof Title: Vice President

BEAR STEARNS INVESTMENT PRODUCTS INC.

By:	/s/ Jonathan Weiss
Name: Jonathan Weiss Title: Authorized Signatory

CALLIDUS DEBT PARTNERS CLO FUND II, LTD.
By:	Its Collateral Manager, Callidus Capital Management, LLC

By:	/s/ Wayne Mueller
Name: Wayne Mueller Title: Senior Managing Director

CALLIDUS DEBT PARTNERS CLO FUND III LTD.
By:	Its Collateral Manager, Callidus Capital Management, LLC

By:	/s/ Wayne Mueller
Name: Wayne Mueller Title: Senior Managing Director

First Amendment to Credit Agreement

CALLIDUS DEBT PARTNERS CLO FUND IV LTD.
By:	Its Collateral Manager, Callidus Capital Management, LLC

By:	/s/ Wayne Mueller
Name: Wayne Mueller Title: Senior Managing Director

CALLIDUS DEBT PARTNERS CLO FUND V, LTD.
By:	Its Collateral Manager, Callidus Capital Management, LLC

By:	/s/ Wayne Mueller
Name: Wayne Mueller Title: Senior Managing Director

CIT GROUP/EQUIPMENT FINANCING, INC.

By:	/s/ Andrew Giangrave
Name: Andrew Giangrave Title: Managing Director

COLUMBUSNOVA CLO LTD 2006-II

By:	/s/ Patrick Engel
Name: Patrick Engel Title: Director

COLUMBUSNOVA CLO LTD 2007-I

By:	/s/ Patrick Engel
Name: Patrick Engel Title: Director

ATRIUM III

By:	/s/ David H. Lerner
Name: David H. Lerner Title: Authorized Signatory

First Amendment to Credit Agreement

ATRIUM IV

By:	/s/ David H. Lerner
Name: David H. Lerner Title: Authorized Signatory

CASTLE GARDEN FUNDING

By:	/s/ David H. Lerner
Name: David H. Lerner Title: Authorized Signatory

MADISON PARK FUNDING II LTD

By:	/s/ David H. Lerner
Name: David H. Lerner Title: Authorized Signatory

MADISON PARK FUNDING IV LTD

By:	/s/ David H. Lerner
Name: David H. Lerner Title: Authorized Signatory

MADISON PARK FUNDING VI LTD

By:	/s/ David H. Lerner
Name: David H. Lerner Title: Authorized Signatory

TRS FORE LLC
By:	Deutsche Bank AG New York Branch, its sole member
By:	DB Services New Jersey, Inc.

By:	/s/ Deirdre Whorton
Name: Deirdre Whorton Title: Assistant Vice President

By:	/s/ Alice L. Wagner
Name: Alice L. Wagner Title: Vice President

First Amendment to Credit Agreement

FRANKLIN CLO II, LIMITED

By:	/s/ Tyler Chan
Name: Tyler Chan Title: Vice President

FRANKLIN CLO V, LTD

By:	/s/ Tyler Chan
Name: Tyler Chan Title: Vice President

FRANKLIN FLOATING RATE DAILY ACCESS FUND

By:	/s/ Tyler Chan
Name: Tyler Chan Title: Vice President

FRANKLIN FLOATING RATE MASTER SERIES

By:	/s/ Tyler Chan
Name: Tyler Chan Title: Vice President

GOLDENTREE LOAN OPPORTUNITIES I, LTD
By:	GoldenTree Asset Management, LLP

By:	/s/ Authorized Signatory
Name: Title: Authorized Signatory

First Amendment to Credit Agreement

GOLDENTREE LOAN OPPORTUNITIES III, LTD
By:	GoldenTree Asset Management, LLP

By:	/s/ Authorized Signatory
Name: Title: Authorized Signatory

GOLDENTREE LOAN OPPORTUNITIES IV, LTD
By:	GoldenTree Asset Management, LLP

By:	/s/ Authorized Signatory
Name: Title: Authorized Signatory

GOLDMAN SACHS ASSET MANAGEMENT CLO, PLC
By:	Goldman Sachs Asset Manager, as Manager

By:	/s/ Sandra L. Stulberger
Name: Sandra L. Stulberger Title: Authorized Signatory

AMHERST CLO LTD
By:	Highland Capital Management, L.P., as Collateral Manager
By:	Strand Advisors, Inc., its General Partner

By:	/s/ Brian Lohrding
Name: Brian Lohrding Title: Treasurer

SEI GLOBAL MASTER FUND PLC – THE SEI ENHANCED INCOME FUND
By:	SEI Global Bank Loan Pool /Highland for the benefit of SEI Global Investments Fund PLC – The SEI Enhanced Income Fund

By:	/s/ M. Jason Blackburn
Name: M. Jason Blackburn Title: Treasurer

First Amendment to Credit Agreement

SEI INSTITUTIONAL INVESTMENTS TRUST—ENHANCED INCOME FUND

By:	/s/ M. Jason Blackburn
Name: M. Jason Blackburn Title: Treasurer

SEI INSTITUTIONAL MANAGED TRUST ENH—ENHANCED INCOME FUND

By:	/s/ M. Jason Blackburn
Name: M. Jason Blackburn Title: Treasurer

EMPLOYERS INSURANCE COMPANY OF WAUSAU
By:	Highland Capital Management, L.P., its Investment Advisor
By:	Strand Advisors, Inc., its General Partner

By:	/s/ Brian Lohrding
Name: Brian Lohrding Title: Treasurer

GLENEAGLES CLO, LTD
By:	Highland Capital Management, LP, as Collateral Manager
By:	Strand Advisors, Inc., its General Partner

By:	/s/ Brian Lohrding
Name: Brian Lohrding Title: Treasurer

LIBERTY MUTUAL FIRE INSURANCE COMPANY
By:	Highland Capital Management, LP, its Investment Advisor
By:	Strand Advisors, Inc., its General Partner

By:	/s/ Brian Lohrding
Name: Brian Lohrding Title: Treasurer

First Amendment to Credit Agreement

ROCKWALL CDO LTD
By:	Highland Capital Management, LP, as Collateral Manager
By:	Strand Advisors, Inc., its General Partner

By:	/s/ Brian Lohrding
Name: Brian Lohrding Title: Treasurer

BLUE SQUARE FUNDING LIMITED SERIES 3
By:	DB Services New Jersey, Inc.

By:	/s/ Alice L. Wagner
Name: Alice L. Wagner Title: Vice President

By:	/s/ Deirdre Whorton
Name: Deirdre Whorton Title: Assistant Vice President

EASTLAND CLO, LTD
By:	Highland Capital Management, LP, as Collateral Manager
By:	Strand Advisors, Inc., its General Partner

By:	/s/ Brian Lohrding
Name: Brian Lohrding Title: Treasurer

EMERALD ORCHARD LIMITED

By:	/s/ Wendy Cheung
Name: Wendy Cheung Title: Authorized Signatory

First Amendment to Credit Agreement

FIRST TRUST/HIGHLAND CAPITAL FLOATING RATE INCOME FUND

By:	/s/ M. Jason Blackburn
Name: M. Jason Blackburn Title: Treasurer

GRAYSON CLO, LTD
By:	Highland Capital Management, LP, as Collateral Manager
By:	Strand Advisors, Inc., its General Partner

By:	/s/ Brian Lohrding
Name: Brian Lohrding Title: Treasurer

HIGHLAND CDO OPPORTUNITY FUND, LTD.
By:	Highland Capital Management, LP, as Collateral Manager
By:	Strand Advisors, Inc., its General Partner

By:	/s/ Brian Lohrding
Name: Brian Lohrding Title: Treasurer

HIGHLAND CREDIT STRATEGIES FUND

By:	/s/ M. Jason Blackburn
Name: M. Jason Blackburn Title: Treasurer

HIGHLAND FLOATING RATE ADVANTAGE FUND

By:	/s/ M. Jason Blackburn
Name: M. Jason Blackburn Title: Treasurer

HIGHLAND FLOATING RATE LLC

By:	/s/ M. Jason Blackburn
Name: M. Jason Blackburn Title: Treasurer

First Amendment to Credit Agreement

HIGHLAND LOAN FUNDING V LTD.
By:	Highland Capital Management, LP, as Collateral Manager
By:	Strand Advisors, Inc., its General Partner

By:	/s/ Brian Lohrding
Name: Brian Lohrding Title: Treasurer

HIGHLAND OFFSHORE PARTNERS L.P.
By:	Highland Capital Management, LP, as Collateral Manager
By:	Strand Advisors, Inc., its General Partner

By:	/s/ Brian Lohrding
Name: Brian Lohrding Title: Treasurer

JASPER CLO, LTD.
By:	Highland Capital Management, LP, as Collateral Manager
By:	Strand Advisors, Inc., its General Partner

By:	/s/ Brian Lohrding
Name: Brian Lohrding Title: Treasurer

LIBERTY CLO, LTD.
By:	Highland Capital Management, LP, as Collateral Manager
By:	Strand Advisors, Inc., its General Partner

By:	/s/ Brian Lohrding
Name: Brian Lohrding Title: Treasurer

LOAN FUNDING IV LLC
By:	Highland Capital Management, LP, as Collateral Manager
By:	Strand Advisors, Inc., its General Partner

By:	/s/ Brian Lohrding
Name: Brian Lohrding Title: Treasurer

First Amendment to Credit Agreement

LOAN FUNDING VII LLC
By:	Highland Capital Management, LP, as Collateral Manager
By:	Strand Advisors, Inc., its General Partner

By:	/s/ Brian Lohrding
Name: Brian Lohrding Title: Treasurer

LOAN STAR STATE TRUST
By:	Highland Capital Management, LP, as Collateral Manager
By:	Strand Advisors, Inc., its General Partner

By:	/s/ Brian Lohrding
Name: Brian Lohrding Title: Treasurer

OLIGRA43

By:	/s/ Wendy Cheung
Name:Wendy Cheung Title: Authorized Signatory

PIONEER FLOATING RATE TRUST

By:	/s/ M. Jason Blackburn
Name: M. Jason Blackburn Title: Treasurer

RESTORATION FUNDING CLO, LTD
By:	Highland Capital Management, LP, as Collateral Manager
By:	Strand Advisors, Inc., its General Partner

By:	/s/ Brian Lohrding
Name: Brian Lohrding Title: Treasurer

First Amendment to Credit Agreement

SOUTHFORK CLO LTD
By:	Highland Capital Management, LP, as Collateral Manager
By:	Strand Advisors, Inc., its General Partner

By:	/s/ Brian Lohrding
Name: Brian Lohrding Title: Treasurer

ROCKWALL CDO II LTD.
By:	Highland Capital Management, LP, as Collateral Manager
By:	Strand Advisors, Inc., its General Partner

By:	/s/ Brian Lohrding
Name: Brian Lohrding Title: Treasurer

ING PIMCO HIGH YIELD PORTFOLIO
By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong Title: Senior Vice President

JANUS ADVISER SERIES FLEXIBLE BOND FUND

By:	/s/ Caroline B. Larson
Name: Caroline B. Larson Title: Manager Trade Operations

JANUS ADVISOR SERIES HIGH YIELD BOND FUND

By:	/s/ Caroline B. Larson
Name: Caroline B. Larson Title: Manager Trade Operations

First Amendment to Credit Agreement

JANUS ASPEN SERIES FLEXIBLE BOND FUND

By:	/s/ Caroline B. Larson
Name: Caroline B. Larson Title: Manager Trade Operations

JANUS CAPITAL FUNDS PLC—JANUS US HIGH YIELD BOND FUND

By:	/s/ Caroline B. Larson
Name: Caroline B. Larson Title: Manager Trade Operations

JANUS CAPITAL FUNDS PLC—JANUS US FLEXIBLE BOND FUND

By:	/s/ Caroline B. Larson
Name: Caroline B. Larson Title: Manager Trade Operations

JANUS FLEXIBLE BOND FUND

By:	/s/ Caroline B. Larson
Name: Caroline B. Larson Title: Manager Trade Operations

JANUS HIGH YIELD FUND

By:	/s/ Caroline B. Larson
Name: Caroline B. Larson Title: Manager Trade Operations

JANUS SHORT TERM BOND FUND

By:	/s/ Caroline B. Larson
Name: Caroline B. Larson Title: Manager Trade Operations

First Amendment to Credit Agreement

JANUS CAPITAL FUNDS PLC—JANUS US SHORT TERM BOND FUND

By:	/s/ Caroline B. Larson
Name: Caroline B. Larson Title: Manager Trade Operations

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Carla Laning
Name: Carla Laning Title: Vice President

KAMUNTING STREET MASTER FUND, LTD
By:	Kamunting Street Capital Management, L.P., as Investment Manager

By:	/s/ Gregor Dannacher
Name: Gregor Dannacher Title: Director of Research

CONTINENTAL CASUALTY COMPANY

By:	/s/ Marilou R. McGirr
Name: Marilou R. McGirr Title: Vice President and Assistant Treasurer

CENTAURUS LOAN TRUST
By:	Nomura Corporate Research and Asset Management Inc., as Investment Adviser

By:	/s/ Robert Hoffman
Name: Robert Hoffman Title: Vice President

CLYDESDALE CLO 2003, LTD.
By:	Nomura Corporate Research and Asset Management Inc., as Investment Adviser

By:	/s/ Robert Hoffman
Name: Robert Hoffman Title: Vice President

First Amendment to Credit Agreement

CLYDESDALE CLO 2004, LTD.
By:	Nomura Corporate Research and Asset Management Inc., as Investment Adviser

By:	/s/ Robert Hoffman
Name: Robert Hoffman Title: Vice President

CLYDESDALE CLO 2006, LTD.
By:	Nomura Corporate Research and Asset Management Inc., as Investment Adviser

By:	/s/ Robert Hoffman
Name: Robert Hoffman Title: Vice President

CLYDESDALE STRATEGIC CLO I, LTD.
By:	Nomura Corporate Research and Asset Management Inc., as Investment Adviser

By:	/s/ Robert Hoffman
Name: Robert Hoffman Title: Vice President

NCRAM SENIOR LOAN TRUST 2005
By:	Nomura Corporate Research and Asset Management Inc., as Investment Adviser

By:	/s/ Robert Hoffman
Name: Robert Hoffman Title: Vice President

CALIFORNIA PUBLIC EMPLOYEES’ RETIREMENT SYSTEM
By:	Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company

By:	/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong Title: Senior Vice President

FAIRWAY LOAN FUNDING COMPANY
By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong Title: Senior Vice President

First Amendment to Credit Agreement

IBM PERSONAL PENSION PLAN TRUST
By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong Title: Senior Vice President

PIMCO FLOATING INCOME FUND
By:	Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

By:	/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong Title: Senior Vice President

PIMCO FLOATING RATE INCOME FUND
By:	Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

By:	/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong Title: Senior Vice President

PIMCO FLOATING RATE STRATEGY FUND
By:	Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

By:	/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong Title: Senior Vice President

First Amendment to Credit Agreement

PIMCO PRIVATE HIGH YIELD PORTFOLIO
By:	Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

By:	/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong Title: Senior Vice President

PRUDENTIAL SERIES FUND INC.
By:	Pacific Investment Management Company LLC, as its Investment Advisor, acting through State Street Bank and Trust Company, in the Nominee Name of IFTCO

By:	/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong Title: Senior Vice President

PVIT HIGH YIELD BOND PORTFOLIO
By:	Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

By:	/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong Title: Senior Vice President

RED RIVER HYPI, L.P.
By:	Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

By:	/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong Title: Senior Vice President

First Amendment to Credit Agreement

FINCH FUNDING LLC

By:	/s/ Anna M. Tallent
Name: Anna M. Tallent Title: Assistant Vice President

AVERY POINT CLO LTD
By:	Sankaty Advisors, LLC, as Collateral Manager

By:	/s/ Alan K. Halfenger
Name: Alan K. Halfenger Title: Chief Compliance Officer, Assistant Secretary

CASTLE HILL I – INGOTS, LTD.
By:	Sankaty Advisors, LLC, as Collateral Manager

By:	/s/ Alan K. Halfenger
Name: Alan K. Halfenger Title: Chief Compliance Officer, Assistant Secretary

CHATHAM LIGHT II CLO, LIMITED
By:	Sankaty Advisors, LLC, as Collateral Manager

By:	/s/ Alan K. Halfenger
Name: Alan K. Halfenger Title: Chief Compliance Officer, Assistant Secretary

CHATHAM LIGHT III CLO LIMITED
By:	Sankaty Advisors, LLC, as Collateral Manager

By:	/s/ Alan K. Halfenger
Name: Alan K. Halfenger Title: Chief Compliance Officer, Assistant Secretary

HARBOUR TOWN FUNDING LLC

By:	/s/ Anna M. Tallent
Name: Anna M. Tallent Title: Assistant Vice President

First Amendment to Credit Agreement

KATONAH III, LTD.
By:	Sankaty Advisors, LLC, as Sub-Advisors

By:	/s/ Alan K. Halfenger
Name: Alan K. Halfenger Title: Chief Compliance Officer, Assistant Secretary

KATONAH IV LTD
By:	Sankaty Advisors, LLC, as Sub-Advisors

By:	/s/ Alan K. Halfenger
Name: Alan K. Halfenger Title: Chief Compliance Officer, Assistant Secretary

LOAN FUNDING XI LLC
By:	Sankaty Advisors, LLC, as Collateral Manager

By:	/s/ Alan K. Halfenger
Name: Alan K. Halfenger Title: Chief Compliance Officer, Assistant Secretary

NASH POINT CLO
By:	Sankaty Advisors, LLC, as Collateral Manager

By:	/s/ Alan K. Halfenger
Name: Alan K. Halfenger Title: Chief Compliance Officer, Assistant Secretary

RACE POINT CLO, LIMITED
By:	Sankaty Advisors, LLC, as Collateral Manager

By:	/s/ Alan K. Halfenger
Name: Alan K. Halfenger Title: Chief Compliance Officer, Assistant Secretary

RACE POINT II CLO, LIMITED
By:	Sankaty Advisors, LLC, as Collateral Manager

By:	/s/ Alan K. Halfenger
Name: Alan K. Halfenger Title: Chief Compliance Officer, Assistant Secretary

First Amendment to Credit Agreement

RACE POINT IV CLO, LTD
By:	Sankaty Advisors, LLC, as Collateral Manager

By:	/s/ Alan K. Halfenger
Name: Alan K. Halfenger Title: Chief Compliance Officer, Assistant Secretary

SANKATY HIGH YIELD PARTNERS II, L.P.

By:	/s/ Alan K. Halfenger
Name: Alan K. Halfenger Title: Chief Compliance Officer, Assistant Secretary

SANKATY HIGH YIELD PARTNERS III, L.P.

By:	/s/ Alan K. Halfenger
Name: Alan K. Halfenger Title: Chief Compliance Officer, Assistant Secretary

SKY CBNA LOAN FUNDING LLC

By:	/s/ David Balmert
Name: David Balmert Title: Attorney-in-Kind

WB LOAN FUNDING 2, LLC

By:	/s/ Diana M. Himes
Name: Diana M. Himes Title: Vice President

First Amendment to Credit Agreement

CELERINA FUNDING

By:	/s/ Wendy Cheung
Name: Wendy Cheung Title: Authorized Signatory

FEINGOLD OKEEFFE CV1

By:	/s/ Neam Ahmed
Name: Neam Ahmed Title: Authorized Signatory

SCOTIABANK (IRELAND) LTD

By:	/s/ Neam Ahmed
Name: Neam Ahmed Title: Authorized Signatory

STRAND FUNDING

By:	/s/ Wendy Cheung
Name: Wendy Cheung Title: Authorized Signatory

NOB HILL CLO II, LIMITED

By:	/s/ Bradley Kane
Name: Bradley Kane Title: Portfolio Manager

NOB HILL CLO, LTD

By:	/s/ Bradley Kane
Name: Bradley Kane Title: Portfolio Manager

First Amendment to Credit Agreement

ORINDA SERVES I LTD

By:	/s/ Bradley Kane
Name: Bradley Kane Title: Portfolio Manager

FABER SPIRET LOAN TRUST

By:	/s/ Rachel L. Simpson
Name: Rachel L. Simpson Title: Sr. Financial Services Officer

UBS AG, STAMFORD BRANCH

By:	/s/ Douglas Gervolino
Name: Douglas Gervolino Title: Associate Director Banking Products Services, US

By:	/s/ Douglas Gervolino
Name: Toba Lumbantobing Title: Associate Director Banking Products Services, US

SILVERADO CLO 2007-I LIMITED
By:	Wells Capital Management as Portfolio Manager

By:	/s/ Zachary Tyler
Name: Zachary Tyler Title: Authorized Signatory

First Amendment to Credit Agreement